 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 21, 2024

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS	2
SIGNATURE	3

ITEM 8.01        OTHER EVENTS

On August 21, 2024, the Company discovered unauthorized third-party access to its information systems, including portions of its systems containing certain confidential information. Immediately upon detecting the incident, the Company activated its cybersecurity response plan and engaged with its external cybersecurity experts to investigate, isolate and contain the threat. The Company has also notified federal law enforcement.

The Company has no knowledge that this incident has disrupted business operations.

The Company's investigation of the incident remains ongoing. Based on the Company's current knowledge of the facts and circumstances related to this incident, the Company believes that this incident is not material. Should any of the relevant facts and circumstances substantively change, the Company will reassess materiality considerations in accordance with Item 1.05 of Form 8-K.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements regarding our understanding of the event and its potential impacts. Several factors could cause outcomes to differ materially from our statements, including the discovery of new information regarding the event and other risks and uncertainties included in our filings with the Securities and Exchange Commission, particularly under the caption "Risk Factors" in our most recently filed Annual Report on Form 10-K and our most recently filed Quarterly Report on Form 10-Q. Accordingly, you should not rely on these forward-looking statements. All forward-looking statements are based on information currently available to us, and we do not assume any obligation to update any statement to reflect changes in circumstances or our expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: August 28, 2024	By:	/s/ Elizabeth H. Baran
	Name:	Elizabeth H. Baran
	Title:	Senior Vice President - General Counsel & Corporate Secretary